DWS VARIABLE SERIES II

   SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES OF THE LISTED PORTFOLIO:

                             ----------------------

                                DWS Balanced VIP



The following information replaces the disclosure in "The Portfolio's Main Investment Strategy" section in the portfolio's prospectuses:
The portfolio can buy many types of securities, among them common stocks, convertible securities, corporate bonds, US government bonds, mortgage- and asset-backed securities and certain derivatives. The portfolio normally invests approximately 60% of its net assets in common stocks and other equity securities and approximately 40% of its net assets in fixed-income securities, including lower-quality high-yield debt securities. These percentages may fluctuate in response to changing market conditions, but the portfolio will at all times invest at least 25% of net assets in fixed-income senior securities. The portfolio may also invest in Exchange Traded Funds ("ETFs").


The following information supplements the disclosure in "The Main Risks of Investing in the Portfolio" section in the portfolio's prospectuses:
ETF Risk. An ETF is a fund that holds a portfolio of common stocks or bonds designed to track the performance of a securities index or industry sector.

ETFs trade on a securities exchange and their shares may, at times, trade at a premium or discount to their net asset value ("NAV"). In addition, an ETF may not replicate exactly the performance of the index it seeks to track for a number of reasons, including transaction costs incurred by the ETF. ETFs incur fees and expenses, such as operating expenses, licensing fees, trustee fees and marketing expenses, which are borne proportionately by ETF shareholders, such as the fund. The fund will also incur brokerage costs when purchasing and selling shares of ETFs.














               Please Retain This Supplement for Future Reference



                                                                     [Logo]DWS
                                                                   INVESTMENTS
                                                           Deutsche Bank Group
January 23, 2009
VSDBF-3600